UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010

ATC Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21803	95-4486486
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600 Downers Grove, IL	60515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 271-8100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 18, 2010, ATC Technology Corporation, a Delaware corporation (“ATC”), issued a press release announcing the end of the “go-shop” period under the Agreement and Plan of Merger, dated as of July 18, 2010, by and among ATC, GENCO Distribution System, Inc. (“GENCO”), a Pennsylvania corporation, and Transformers Merger Sub, Inc., a Delaware corporation.  A copy of the press release is being furnished pursuant to Item 8.01 of Form 8-K, and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This document and the exhibits attached herewith contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the current economic environment, ATC and its industry.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, (ii) antitrust clearance in a timely manner or at all, (iii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents and (iv) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed acquisition by GENCO, ATC intends to file a proxy statement and other relevant documents concerning the transaction with the SEC.  STOCKHOLDERS OF ATC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ATC through the web site maintained by the SEC at www.sec.gov.  Free copies of the proxy statement, when available, and ATC’s other filings with the SEC also may be obtained from ATC.  Free copies of ATC’s filings may be obtained by directing a request to the Investor Relations Department at ATC’s website at www.goatc.com, when they become available.

ATC and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the transactions contemplated by the definitive agreement between GENCO and ATC.  Information regarding ATC’s directors and executive officers is contained in ATC’s Annual Report on Form 10-K for the year ended December 31, 2009 and its definitive proxy statement filed with the SEC on April 28, 2010, as amended, for its 2010 Annual Meeting of Stockholders, which are filed with the SEC.  You can obtain free copies of these documents from ATC using the contact information set forth above.  Additional information regarding interests of such participants will be included in the proxy statement that will be filed with the SEC and available free of charge as indicated above.

Item 9.01  Exhibits.

(d)      Exhibits

Exhibit
Number	Reference

99.1	Press Release issued by ATC on August 18, 2010.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. ATC agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATC TECHNOLOGY CORPORATION
Registrant
By:	/s/ Joseph Salamunovich
Joseph Salamunovich
Vice President

August 18, 2010

EXHIBIT INDEX

Exhibit
Number	Reference

99.1	Press Release issued by ATC on August 18, 2010.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. ATC agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.